UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as depositor under an Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S2)

                 Residential Funding Mortgage Securities I, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-106093                 75-2006294
----------------------------   -------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


8400 Normandale Lake Blvd. Suite
250
Minneapolis, Minnesota                         55437
------------------------------------ ------------------------
(Address of Principal                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the RFMSI Series 2005-S2 Trust, are attached hereto, as
Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                Item 601 (a) of
                Regulation S-K
Exhibit No.     Exhibit No.           Description

   1             23.1         Consent of KPMG LLP

   2             23.2         Consent of Ernst & Young LLP

   3             99.1         Financial  statements  of FGIC as of  December  31, 2004 and
                              2003,  and for each of the  years in the  three-year  period ended December 31, 2004.




                                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                    By:  /s/ Heather Anderson
                                    Name:   Heather Anderson
                                    Title:  Vice President


Dated: March 18, 2005



                                                 EXHIBIT INDEX



Exhibit No.                         Description


 23.1                    Consent of KPMG LLP

 23.2                    Consent of Ernst & Young LLP
 99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

                                  Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Financial Guaranty Insurance Company:

     We consent to the use of our report dated February 14, 2003, on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Form 8-K of Residential Funding Mortgage Securities I, Inc. (the "Registrant"), which is incorporated by reference in the registration statement (No. 333-106093) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant relating to the RFMSI Series 2005-S2 Trust.



                                                       /s/ KPMG LLP

New York, New York
March 18, 2005

                                  Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. for the registration of RFMSI Series 2005-S2 Trust, in the registration statement on From S-3 (No. 333-106093) and to the incorporation by reference therein of our report dated January 24, 2005 (except Note 3K, as to which the date is March 15, 2005), with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Residential Funding Mortgage Securities I, Inc. dated March 18, 2005, filed with the Securities and Exchange Commission.



                                                   /s/ Ernst & Young LLP

New York, New York
March 18, 2005